  FORM 8-K Cover Page
  Items Reported
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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    November 25, 2008

DOWNEY FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13578 (Commission File Number)	33-0633413 (IRS Employer Identification Number)

3501 Jamboree Road Newport Beach, California (Address of principal executive offices)		92660 (Zip Code)

Registrant’s telephone number, including area code:   (949) 854-0300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03     Bankruptcy or Receivership.

            On November 25, 2008 Downey Financial Corp. (the “Company”) filed a voluntary petition in the United States Bankruptcy Court for the District of Delaware (Case Number 08-13041), seeking relief under Chapter 7 of Title 11 of the United States Code.

            Effective upon the filing of the Chapter 7 petition, the Directors and Officers of the Company resigned their respective Director and/or Officer position with the Company.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOWNEY FINANCIAL CORP. (Registrant)

Date: November 26, 2008	By /s/ Richard B. Swinney Richard B. Swinney Corporate Secretary
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